UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 11, 2010

SAKS INCORPORATED

Tennessee	1-13113	62-0331040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, New York, New York 10017

(212) 940-5305

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2010, the Human Resources and Compensation Committee (the “Committee”) of the Board of Directors of Saks Incorporated (the “Company”) established the performance measures for the Company’s 2010 annual bonus program and the 2010 long-term incentive program for the Company’s executive officers, including those persons who were the “named executive officers” in the Company’s most recent filing with the Securities and Exchange Commission that required disclosure pursuant to Item 402(c) of Regulation S-K.

The Committee established the following performance measures for the 2010 annual bonus program: (i) earnings before interest, taxes, depreciation and amortization (“EBITDA”) at specified levels (75% weight) and (ii) the accomplishment of key corporate objectives (25% weight). For fiscal year 2010, the payout of each of the named executive’s target bonus will be determined according to the Company’s level of achievement for the Company’s 2010 fiscal year against each of the performance measures as follows:

Performance Measures

	Threshold	Target	Maximum
EBITDA	25%	100%	150%

	Meeting No Objectives	Meeting Some Objectives	Meeting Most Objectives	Meets Objectives
Corporate Objectives	0%	50%	75%	100%

In addition, should the Company’s EBITDA exceed certain levels, the payout of the corporate objectives component of an executive’s target bonus may be increased. The Committee may reduce award amounts under the 2010 annual bonus program at its discretion.

The Company’s 2010 long-term incentive program consists of awards of performance shares, performance units to be settled in cash, and restricted stock granted under the Company’s 2009 Long-Term Incentive Plan. The performance awards will be subject to the terms and conditions of the form of performance award agreement filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended October 31, 2009. The Committee determined that the payout of performance shares and performance units would be subject to the following performance measures: EBITDA at specified levels (75% weight) and the accomplishment of key corporate objectives (25% weight). The payout of the awards for achievement of each of the measures is capped at 100%.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2010, the Company issued the press release, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and that is incorporated by reference into this Item, announcing: (i) the Board of Directors’ intention to propose that the Company’s shareholders approve an amendment to the Company’s Charter that would declassify the Company’s Board of Directors at the Company’s 2010 annual meeting of shareholders; and (ii) the amendment of the Company’s Corporate Governance Guidelines to include a policy providing for a majority voting standard for the election of directors in uncontested elections.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Dated: February 16, 2010	By:	/s/ ANN ROBERTSON
	Name:	Ann Robertson
	Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Saks Incorporated dated February 11, 2010 (furnished only)